Intangible Assets, Net	12 Months Ended
Dec. 31, 2024
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

NOTE 8 — INTANGIBLE ASSETS, NET

Intangible assets consisted of the following:

	December 31,	December 31,
	2024	2023
Land use rights	$4,630,496	$4,760,543
Less: accumulated amortization	(198,093)	(100,974)
Intangible assets, net	$4,432,403	$4,659,569

Amortization expense for the years ended December 31, 2024, 2023, and 2022 was $101,315, $100,689, and $29,618, respectively. Of these amounts, $77,737, $76,952, and $16,074 were included in cost of revenues, and $23,578, $23,737, and $13,544 were included in selling, general and administrative expenses, respectively.

As of December 31, 2024 and 2023, certain land use rights were pledged as collaterals to secure the Company’s bank loan from Bank of Weifang and Bank of Beijing (see Note 10).

During the years ended December 31, 2024, 2023 and 2022, the Company did not recognize any impairment losses on its intangible assets.

During the 2023, the Company sold part of its manufacturing buildings, resulting in a net gain of $337,941 (see Note 7). In connection with this transaction, a parcel of land use right was sold. As a result, land use right with a cost of $865,720 and related accumulated amortization of $243,160 was derecognized from the intangible assets. In 2023, the Company acquired two parcels of land use rights for a total consideration of $559,893. The land was reserved for future development.

Amortization of intangible assets attributable to future periods as of December 31, 2024 is as follows:

Twelve months ended	Amortization Amount
2025	$99,877
2026	99,877
2027	99,877
2028	99,877
2029	99,877
Thereafter	3,933,018
Total	$4,432,403